================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                     _____________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 October 5, 2005

                     _____________________________________


                             VA Software Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                   000-28369                77-0399299
            --------                   ---------                ----------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                                 (510) 687-7000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01  Entry into a Material Definitive Agreement

     On October 5, 2005, for VA Software Corporation ("Registrant")'s fiscal year ending July 31, 2006 ("Fiscal Year 2006"), Registrant's Compensation Committee approved the Fiscal Year 2006 Named Executive Officer Bonus Policy and Plan (the "Named Executive Officer Plan"), which is attached hereto as Exhibit
10.1. The Named Executive Officer Plan establishes the criteria, allocations, methodologies and metrics for the payment of quarterly bonuses, if any, to Registrant's named executive officers.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------
   10.1        Fiscal Year 2006 Named Executive Officer Bonus Policy and Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               VA SOFTWARE CORPORATION
                               a Delaware corporation

                            By:/s/ Kathleen R. McElwee
                               ------------------------------------
                               Kathleen R. McElwee
                               Senior Vice President and Chief Financial Officer


Date:  October 11, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   10.1        Fiscal Year 2006 Named Executive Officer Bonus Policy and Plan